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                                                              EXHIBIT 10.147



                                PROMISSORY NOTE

$15,000,000  February 12, 1997

         ROBERTS BROADCASTING OF HARTFORD, L.L.C., a Delaware limited liability company (the "Maker"), for value received, hereby promises to pay to the order of PAXSON COMMUNICATIONS OF NEW LONDON-26, INC., a Florida corporation ("Payee") or its designee, on the terms set forth herein, the principal amount of $15,000,000, together with interest thereon as provided herein, on or before February 12, 2004.

         1. Repayment of Loan. The principal amount of this Note shall be payable in 84 consecutive equal monthly installments on the last day of each calendar month, beginning on the first such date following the first anniversary of execution of this Note, except that the entire unpaid principal amount of this Note, together with all unpaid interest, shall become immediately due and payable upon Maker's entering into an agreement to sell the Station (as defined below).

         2. Interest. The principal amount outstanding under this Note shall bear interest at a rate per annum of LIBOR plus 3.5%. Interest shall be calculated on the basis of a year of 360 days and the actual number of days elapsed during the period for which such interest is payable. Interest shall begin to accrue on the outstanding principal amount of this Note on the date hereof and shall be payable monthly on the last day of each calendar month beginning on the first such date following the execution of the Note. If any installment of principal or interest is not paid when due, that installment shall bear interest at a rate per annum equal to the lower of the highest rate permitted by law or 18% from the due date thereof until paid in full.

         3. Prepayment. The Maker may prepay this Note in whole at any time, or from time to time in part, with accrued interest to the date of prepayment on the amount prepaid, without penalty, provided that each payment, other than for the full amount of the outstanding balance, shall be in the amount of $10,000 or an integral multiple thereof. Each prepayment on this Note shall be applied to installments of principal payable on this Note in the inverse order of maturity.

         4. Payment on Non-Business Days. Whenever any payment to be made under this Note shall become due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest under this Note.

         5. Security. This Note is secured by a Security Agreement and a Pledge Agreement which are dated as of February 12, 1997 (collectively, the "Collateral Documents").


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         6.      Place and Manner of Payment.  All payments of principal and interest on this Note shall be by credit in Federal Reserve or other immediately available funds to such account as may be designated in writing by the Payee, or if no such account has been designated, by check duly mailed to 601 Clearwater Park Road, West Palm Beach, Florida 33401.

         7.      Representations and Warranties of Maker.

         The Maker hereby represents and warrants as follows:

                 (a) The Maker is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing under the laws of Connecticut and has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute, deliver and to perform all of its obligations under this Note and the Collateral Documents.

                 (b) The execution, delivery and performance by the Maker of this Note and the Collateral Documents have been duly authorized by all necessary limited liability company action and do not and will not (i) violate
(A) any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Maker or (B) any provision of the charter or by-laws of the Maker; or (ii) result in a breach of or constitute a default under any agreement or instrument to which the Maker is a party or by which its properties may be affected; or (iii) result in the creation of a lien, charge or encumbrance of any nature upon the Maker's properties or assets other than as contemplated by the Collateral Documents.

                 (c) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department or agency, except for filing with the Federal Communications Commission (the "FCC"), is or will be necessary to the valid execution, delivery and performance by the Maker of this Note and the Collateral Documents.

                 (d) This Note and the Collateral Documents have been executed and delivered by duly authorized officers of the Maker and the Members (as defined below) and constitute legal, valid and binding obligations of the Maker and the Members enforceable in accordance with their respective terms.

         8. Affirmative Covenants. So long as this Note shall remain unpaid, the Maker hereby covenants and agrees that it will, unless the Payee shall otherwise consent in writing:




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                 (a)      Payment of Obligations.  Pay punctually and discharge
when due: (i) all indebtedness heretofore or hereafter incurred; (ii) all taxes, assessments and governmental charges or levies imposed upon it or its income or profits, or upon any properties belonging to it; (iii) claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid might become a lien or charge upon the property of the Maker; provided that this covenant shall not require the payment of any of the matters set forth in (i), (ii) and (iii) above if the same shall be contested in good faith and by proper proceedings diligently pursued and as to which adequate reserves have been set aside on the books of the Maker in accordance with generally accepted accounting principles.

                 (b) Preservation of Existence. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization.

                 (c) Maintenance of Properties. Maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

                 (d) Compliance with Laws. Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority.

                 (e) Maintenance of Insurance. Maintain with responsible and reputable insurance companies policies on all of its properties and covering such risks, including public liability and workers' compensation, and in such amounts as are usually carried by companies engaged in similar businesses and owning similar properties as the Maker and promptly upon execution thereof provide to the Payee copies of all such policies and any riders or amendments thereto. The policies of insurance required hereunder shall name the Payee as additional loss payee or additional insured, as applicable, and shall provide that the Payee shall receive at least thirty (30) days' written notice prior to the cancellation, termination or alteration of any such policy.

                 (f) Operations in Ordinary Course. Operate its business in the ordinary course.

                 (g) Perfection of Liens. Do all things requested by the Payee to preserve and perfect the liens and security interests of the Payee arising pursuant to the Collateral Documents.

                 (h) FCC Approval. If counsel to the Payee reasonably determines that the consent of the FCC is required in connection with the execution, delivery and performance of this Note or any Collateral Document, then the Maker, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with the Payee in any action commenced by the Payee to secure such consent.





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                 9.       Negative Covenants.  So long as this Note shall
remain unpaid the Maker hereby covenants that it will not, without the Payee's prior written approval:

                          (a)     Indebtedness.  Create or incur, assume or
suffer to exist any indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, except for: (i) indebtedness evidenced by this Note; and (ii) indebtedness (other than for borrowed money) incurred in the ordinary course of business not to exceed $50,000 in the aggregate at any one time.

                          (b)     Liens.  Create, assume or suffer to exist,
directly or indirectly, any security interest, mortgage, deed of trust, pledge, lien, charge or other encumbrance, of any nature whatsoever upon any of its properties or assets, now owned or hereafter acquired, excluding, however, from the operation of this covenant:

                                  (i)      any security interest or lien
created pursuant to the Collateral Documents;

                                  (ii)     liens for taxes or assessments
either not delinquent or the validity of which are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                                  (iii)  materialmen's, mechanics', carriers',
workmen's, repairmen's, warehousemen's or other like liens arising in the ordinary course of business and either not yet due and payable or being contested in good faith by appropriate legal proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                                  (iv)   deposits or pledges to secure payment
of workers' compensation, unemployment insurance or other social security benefits or obligations; or

                                  (v)   any judgment lien, unless the judgment
it secures shall not, within thirty (30) days after the entry thereof, have been discharged, vacated, reversed, or execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within thirty (30) days after the expiration of any such stay.

                          (c)      Disposition of Assets.  Sell, transfer,
lease or otherwise dispose of any of its assets other than in the ordinary course of business and in exchange for collateral of like value in which the Payee shall have a security interest.




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                 (d)      Merger.  Enter into any consolidation or merger with,
or into any acquisition of all or substantially all of the properties or assets of any person or entity.

                 (e) Transfer or Issuance of Shares. Permit the issuance or transfer of any ownership interest of the Maker, or any options, warrants, convertible securities or other rights to purchase ownership interests in the Maker. The preceding sentence shall not apply to (i) transfers to the Payee;
(ii) transfers resulting from the death of the Members; and (iii) transfers effected by the Members with the prior written consent of the Payee (which shall not be unreasonably withheld), solely for estate planning purposes of the Members.

                 (f) Change of Business. Change, in any material respect, the nature or character of its business as intended, or engage in any activity not reasonably related to such business.

                 (g) Remove Assets. Remove any of its assets to a jurisdiction in which no financing statement on Form UCC-1 has been filed by the Payee with respect to such assets.

                 (h) Distributions or Dividends. Declare or make, directly or indirectly, any payment, dividend or distribution on, or incur any liability for the purchase, acquisition, redemption or retirement of, any ownership of the Maker (other than any dividend or similar distribution payable only in ownership of the Maker), except that the Maker may declare one annual dividend per year with the prior written consent of the Payee.

                 (i) Transactions with Affiliates. Enter into any transaction or agreement with any Member or other affiliate of the Maker.

                 (j) Contracts. Enter into any contract or commitment except for contracts involving aggregate payments of more than Twenty Five Thousand Dollars ($25,000) and contracts which can be terminated without penalty on thirty (30) days' notice or less, or amend or terminate any material contract (or waive any substantial right thereunder).

                 (k) Adverse Change. Suffer any material adverse change in the business, assets, properties, prospects or condition (financial or otherwise) of the Maker or Television Station WTWS(TV), New London, Connecticut (the "Station"), or any damage, destruction or loss affecting any assets used or useful in the conduct of the business of the Maker.

                 (l) Employee Compensation. Suffer any material increase in excess of the reasonable range in the broadcast industry in the same or similar markets in compensation payable or to become payable to any employees, or any bonus payment




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made or promised to any employee, or any material change in personnel policies, insurance benefits or other compensation arrangements affecting any employees, provided that nothing in this clause shall be construed to limit or restrict the commission compensation of employees who may be selling brokered time for the Maker.

                 (m) Cancellation of Debts. Cancel any debts owed or claims held by the Maker.

                 (n) Write-Down. Suffer any significant write-down of the value of any assets or any significant write-off as uncollectible of any accounts receivable except as required by generally accepted accounting principles to present accurate financial information on the Maker.

         10. Reporting Requirements. So long as this Note shall remain unpaid the Maker shall, unless the Payee shall otherwise consent in writing, furnish to the Payee:

                 (a) Default Certificate. As soon as possible and in any event within five (5) business days after the occurrence of each Event of Default (as defined in Paragraph 11) of which the Maker has knowledge, the statement of the President of the Maker setting forth details of such Event of Default and the action which the Maker proposes to take with respect thereto.

                 (b) Financial Statements. Quarterly financial statements within thirty (30) days after the end of each fiscal quarter in form acceptable to the Payee; and within ninety (90) days after the end of each fiscal year of the Maker, a copy of the audited financial statements for such year for the Maker, including therein a balance sheet of the Maker as of the end of such fiscal year, statements of income and expense of the Maker for such fiscal year, and a statement of cash flow of the Maker for such fiscal year, in each case prepared by an independent public accountant of recognized standing acceptable to the Payee, except that the Payee may waive the audit requirement and accept a review of the Maker's financial records.

                 (c) Notice of Litigation. Promptly give written notice of all actions, suits and proceedings before any court or governmental agency, domestic or foreign, which may be commenced or threatened against the Maker in which the claim involved is $5,000 or more.

                 (d) Budget. An annual budget within thirty (30) days of the beginning of each fiscal year of the Maker. Such budget shall be satisfactory in form to the Payee.

                 (e) Other Information. Such other information respecting the business, properties, operations or the condition, financial or otherwise, of the Maker or the Station as the Payee may from time to time reasonably request.




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         11.     Events of Default.  Under this Note, an Event of Default shall be any of the following:

                 (a) The Maker shall fail to pay any installment of principal or interest on this Note, or any other obligation to the Payee when due whether at the due date thereof or by acceleration or otherwise, and such default shall remain unremedied for a period of five (5) days after notice thereof shall have been given to the Maker; or

                 (b) The security interest or lien of the Payee in any material portion of the collateral covered by the Collateral Documents shall at any time not constitute a legal, valid and enforceable security interest or lien; or

                 (c) Any representation or warranty made by the Maker herein or in the Collateral Documents or by the Members in the Pledge Agreement shall prove to have been incorrect in any material respect when made; or

                 (d) The Maker shall fail to perform or observe any other term, covenant or agreement contained in this Note or in any Collateral Document or the Members shall fail to perform or observe any term, covenant or agreement contained in the Pledge Agreement, and any such failure remains unremedied for thirty (30) days after written notice thereof shall have been given to the Maker by the Payee; or

                 (e) The Maker or the Members shall fail to pay any indebtedness for borrowed money owing by the Maker or the Members or any interest or premium thereon, when due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or the Maker or the Members shall fail to perform any term, covenant or agreement under any agreement or instrument evidencing or securing or relating to any such indebtedness owing by the Maker or the Members if the effect of such failure is to accelerate, or to permit the holder of such indebtedness to accelerate the maturity of such indebtedness; or

                 (f) (i) The Maker or the Members shall fail to pay its or his debts as they mature in the ordinary course of business; (ii) the Maker or the Members shall file a petition commencing a voluntary case concerning it or him under any Chapter of Title 7 or 11 of the United States Code; (iii) the Maker or the Members shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or him or for all or any substantial part of its or his property; (iv) such receiver, trustee, custodian or similar officer shall be appointed without the application or consent of the Maker or the Members and such appointment shall continue undischarged for a period of thirty (30) days; (v) an involuntary case is commenced against the Maker or the Members under any Chapter of the aforementioned Title 7 or 11 and an order for relief under such Title 7 or 11 is entered



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or the petition commencing the case is controverted but is not dismissed within thirty (30) days after the commencement of the case; (vi) the Maker or the Members shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; (vii) any such proceeding shall be instituted against the Maker or the Members and shall remain undismissed for a period of thirty (30) days; or (viii) the Maker or the Members shall take any action for the purpose of effectuating the foregoing; or

                 (g) Any court, government, or government agency shall condemn, seize or otherwise appropriate or take custody or control of all or a substantial portion of the property or assets of the Maker or the Members; or

                 (h) There shall be an irrevocable and unappealable denial or revocation of the construction permit or the broadcast license for the Station.

         12. Effect of Event of Default. Should any Event of Default occur, the Payee may at its option by written notice to the Maker declare the entire unpaid principal amount of this Note, together with all unpaid interest and all other amounts payable under this Note and every other obligation of the Maker to the Payee, immediately due and payable, whereupon this Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker, anything contained in this Note or in such other note or evidence of indebtedness to the contrary notwithstanding; provided, however, that in case of an Event of Default under paragraph 11(f), all the obligations of the Maker under this Note shall become immediately due and payable as of the date of any such Event of Default regardless of the cause of such Event of Default and without any notice to the Maker required from the Payee. The Payee shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Florida and, without limiting the generality of the foregoing, the rights and remedies provided for in the Collateral Documents, which provisions are hereby incorporated by reference.

         13.     Miscellaneous

                 (a) No Waiver; Cumulative Remedies. No failure or delay on the part of the Payee in exercising any right, power or remedy hereunder shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                 (b) Amendments. No amendment, modification, termination or waiver of any provision of this Note or any Collateral Document nor consent to any departure by the Maker therefrom, shall in any event be effective unless in writing,





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signed by the Payee and then only in the specific instance and for the specific purpose for which given. No notice to or demand on the Maker in any case shall entitle it to any other or further notice or demand in similar or other circumstances.

                 (c) Conflicts. In the event of any conflict or inconsistency between any provision of this Note and any provision of any Collateral Document, the provisions of this Note shall control.

                 (d) Address for Notices. All notices and other communications under this Note shall be in writing and shall be served by personal service or by mailing a copy thereof by reputable overnight courier or by registered or certified mail, return receipt requested, to the applicable party at the addresses indicated below:

                 If to the Maker:

                          Roberts Broadcasting of Hartford, L.L.C.
                          1408 N. Kingshighway Blvd.
                          St. Louis, Missouri 63113

                 If to the Payee:

                          Paxson Communications of New London-26, Inc.
                          601 Clearwater Park Road
                          West Palm Beach, FL 33401

or at such other address as may be designated by either party in a written notice to the other complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when deposited in the mails.

                 (e) Expenses. The Maker agrees to pay on demand all costs and expenses incurred by the Payee in the enforcement of this Note or any Collateral Document, including, without limitation, the reasonable fees and expenses of any attorney to whom this Note is referred for collection (whether or not litigation is commenced) or for representation in proceedings under any bankruptcy or insolvency law. In addition, the Maker shall pay any and all taxes and fees payable or determined to be payable in connection with the execution, delivery and recordation of any instruments and documents to be delivered hereunder or under any Collateral Document.


                 (f) Binding Effect; Assignment. This Note shall become effective when executed and thereafter shall be binding upon and inure to the benefit of the Maker, the Payee and their respective successors and assigns, except that the Maker



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shall not have the right to assign any rights or obligations hereunder without the prior written consent of the Payee.

                 (g) Governing Law. This Note and the Collateral Documents shall be governed by, and construed in accordance with, the laws of the State of Florida with the exception of its conflicts of laws provisions; provided that the effect of any recordation shall be determined by the State thereof. The parties agree to the exclusive jurisdiction and venue of the state and federal district courts for the district including West Palm Beach, Florida.

                 (h) Severability of Provisions. Any provision of this Note and the Collateral Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of any provisions in any other jurisdiction.

                 (i) Headings. Article and Section headings in this Note are included for convenience of reference only and shall not constitute a part of this Note for any other purpose.

                 (j) Rights Affected by Extensions. The rights of the Payee and its assigns shall not be impaired by any indulgence, release, renewal, extension or modification which the Payee may grant with respect to the indebtedness or any part thereof, or with respect to the collateral or with respect to any endorser, guarantor, or surety without notice or consent of the Maker or any endorser, guarantee, or surety.

                 (k) Survival of Representations and Warranties. All representations and warranties made in this Note and in any documents or certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Note and continue in full force and effect, as of the respective dates as of which they were made, until all of the obligations of the Maker to the Payee hereunder have been paid in full.

                 (l) Attorneys' Fees. If any litigation arises between the parties in connection with the transactions contemplated by this Note, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to all other damages and remedies.

                 (m) Further Assurances. From time to time, the Maker shall execute and deliver to the Payee such additional documents as the Payee may reasonably require to carry out the purposes of this Agreement or any of the documents entered into in connection herewith, or to preserve and protect the rights of the Payee hereunder or thereunder.




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                 (n)      Indemnification.  The Maker hereby indemnifies and
holds harmless the Payee and its directors, officers, shareholders, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of this Note, the documents entered into in connection herewith, or any of them or any of the transactions contemplated hereby or thereby; provided, however, that the Maker shall not be liable to any Indemnified Person, if there is a judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulted solely from the gross negligence or willful misconduct of such Indemnified Person.

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                 IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.


WITNESS:                                ROBERTS BROADCASTING OF
                                          HARTFORD, L.L.C.


  /s/  Michael V. Roberts               By:  /s/  Steven C. Roberts
--------------------------------           ----------------------------------
                                           Steven C. Roberts
                                           Member



PAY TO THE ORDER OF BEARER.

PAXSON COMMUNICATIONS OF NEW LONDON-26, INC.



By:  /s/  William L. Watson
   -------------------------------
          Secretary